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EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form10-K into the Company's previously filed Registration Statements No. 333-56381, No. 333-69871 and No. 333-83083 on
Form S-8.



                                    /s/  ARTHUR ANDERSEN LLP


San Jose, California
March 27, 2000